UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 6, 2003

STRATOS LIGHTWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7444 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (708) 867-9600

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Press Release dated 11/6/03

Item 2. Acquisition or Disposition of Assets.

     Effective November 6, 2003, pursuant to the Agreement and Plan of Merger, dated as of July 2, 2003, as amended (the “Merger Agreement”), among Stratos Lightwave, Inc. (“Stratos”), Sleeping Bear Merger Corp. (“Sub”) and Sterling Holding Company (“Sterling”), Stratos and Sterling combined their operations by merging Sub with and into Sterling (the “Merger”), with Sterling surviving the merger as a wholly owned subsidiary of Stratos. Upon the completion of the merger, each share of Sterling common stock and Sterling preferred stock was converted into the right to receive approximately 0.828 of a share of Stratos common stock and approximately 0.007 of a share of Stratos preferred stock. The Merger Agreement and the transactions contemplated thereby were adopted and approved at the annual meeting of the shareholders of Stratos and a special meeting of the shareholders of Sterling, each such meeting held on November 6, 2003.

     The issuance of Stratos common stock and preferred stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Stratos’ registration statement on Form S-4, as amended (File No. 333-108213) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on September 29, 2003. The Joint Proxy Statement/Prospectus of Stratos and Sterling included in the Registration Statement contains additional information about the transaction. The Stratos common stock has been approved for listing on the Nasdaq National Market and will trade under the ticker symbol “STLW.” The description of Stratos common stock and Stratos preferred stock contained under the caption “Description of Stratos Capital Stock” in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 7(a). FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Financial statements of Sterling will be set forth as part of a Form 8-K/A that Stratos expects to file by January 12, 2004.

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

     Pro forma financial information for Stratos reflecting the Merger described in Item 2 will be set forth as part of a Form 8-K/A that Stratos expects to file by January 12, 2004.

ITEM 7(c). EXHIBITS.

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, as amended as of August 19, 2003 and October 31, 2003, among Stratos Lightwave, Inc., Sleeping Bear Merger Corp. and Sterling Holding Company.

99.1	Press Release issued by Stratos Lightwave, Inc. dated November 6, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATOS LIGHTWAVE, INC.

By:	/s/ James W. McGinley Name: James W. McGinley Title: President and Chief Executive Officer

Date: November 12, 2003

EXHIBIT INDEX

     The following exhibits are filed herewith.

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, as amended as of August 19, 2003 and October 31, 2003, among Stratos Lightwave, Inc., Sleeping Bear Merger Corp. and Sterling Holding Company.

99.1	Press Release issued by Stratos Lightwave, Inc. dated November 6, 2003.